AMENDMENT NO. 2 TO

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

ISRAEL TECHNOLOGY ACQUISITION CORP.,

IXI MOBILE, INC.,

AND

ITAC ACQUISITION SUBSIDIARY CORP.

AMENDMENT NO. 2 TO
AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER (the “Amendment”), as amended is made and entered into as of December 30, 2006, by and among Israel Technology Acquisition Corp., a Delaware corporation (“Parent”), ITAC Acquisition Subsidiary Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and IXI Mobile, Inc., a Delaware corporation (“Company”).

RECITALS

A. The Parties entered into an Agreement and Plan of Merger dated February 28, 2006 (the “Merger Agreement”).

B. The Parties have previously amended the Merger Agreement on December 8, 2006.

B. The Parties wish to further amend the Merger Agreement in the manner specified below.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

AMENDMENT

1.1	In Section 2.14 of the Merger Agreement, the date “December 31, 2007” shall be replaced with “the date that is 12 months following the Closing Date.”

1.2	Section 6.1 of the Merger Agreement shall be deleted in its entirety and replaced with the following new Section 6.1:

“Section 6.1. Proxy Statement; Special Meeting.

(a) As soon as is reasonably practicable after receipt by Parent from the Company of all financial and other information relating to the Company as Parent may reasonably request for its preparation, Parent shall prepare and file with the SEC under the Exchange Act, and with all other applicable regulatory bodies, proxy materials (the "Proxy Statement") for the purpose of soliciting proxies from holders of Parent Common Stock to vote in favor of (i) the adoption of this Agreement and the approval of the Merger (“Parent Stockholder Approval”), (ii) the change of the name of Parent to a name mutually acceptable to Parent and the Company (the “Name Change Amendment”), (iii) an increase in the number of authorized shares of Parent Common Stock to 55,000,000 (the “Capitalization Amendment”), (iv) an amendment to remove sections A through E, inclusive of Article VI from Parent’s Certificate of Incorporation from and after the Closing and to redesignate Article VII as Article VI and Article VIII as Article VII, respectively, (v) the approval and adoption of the issuance of options to purchase shares of Company Common Stock to Gideon Barak and Amit Haller pursuant to each of the Employment Agreements, and (vi) the election as directors of Parent those persons listed in Schedule 6.1 and two more persons as chosen pursuant to Section 6.2 at a meeting of holders of Parent Common Stock to be called and held for such purpose (the “Special Meeting”). The Company shall furnish to Parent all information concerning the Company as Parent may reasonably request in connection with the preparation of the Proxy Statement. The Company and its counsel shall be given an opportunity to review and comment on the Proxy Statement prior to its filing with the SEC. Parent, with the assistance of the Company, shall promptly respond to any SEC comments on the Proxy Statement and shall otherwise use best efforts to cause the Proxy Statement to be approved for issuance by the SEC as promptly as practicable.  Parent shall also take any and all such actions to satisfy the requirements of the Securities Act and the Exchange Act. Prior to the Closing Date, Parent shall use its reasonable best efforts to cause the shares of Parent Common Stock to be issued pursuant to the Merger to be registered or qualified under all applicable Blue Sky Laws of each of the states and territories of the United States in which it is believed, based on information furnished by the Company, holders of the Company Common Stock reside and to take any other such actions which may be necessary to enable the Parent Common Stock to be issued pursuant to the Merger in each such jurisdiction.

(b) As soon as practicable following its approval by the SEC, Parent shall distribute the Proxy Statement to the holders of Parent Common Stock and, pursuant thereto, shall call the Special Meeting in accordance with the DGCL and, subject to the other provisions of this Agreement, solicit proxies from such holders to vote in favor of the adoption of this Agreement and the approval of the Merger and the other matters presented to the stockholders of Parent for approval or adoption at the Special Meeting.

(c) Parent shall comply with all applicable provisions of and rules under the Exchange Act and all applicable provisions of the DGCL in the preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder, and the calling and holding of the Special Meeting. Without limiting the foregoing, the Company shall ensure that the Proxy Statement does not, as of the date on which it is distributed to the holders of Parent Common Stock, and as of the date of the Special Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided that Parent shall not be responsible for the accuracy or completeness of any information relating to the Company or any other information furnished by the Company for inclusion in the Proxy Statement). The Company represents and warrants that the information relating to the Company supplied by the Company for inclusion in the Proxy Statement will not as of date of its distribution to the holders of Parent Common Stock (or any amendment or supplement thereto) or at the time of the Special Meeting contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading.

(d) Parent, acting through its board of directors, shall include in the Proxy Statement the recommendation of its board of directors that the holders of Parent Common Stock vote in favor of the adoption of this Agreement and the approval of the Merger, and shall otherwise use reasonable best efforts to obtain the Parent Stockholder Approval.”

1.3	The following new Section 6.22 is hereby inserted:

“Section 6.22. Registration Rights.

(a) Within forty-five (45) calendar days after the Effective Time, the Parent shall file with the SEC a registration statement on Form S-3 (the “Initial Registration Statement”) (or such other form that it is eligible to use), including, without limiting the generality of the foregoing, any financial statements that are required to be filed prior to the effectiveness of the Initial Registration Statement, in order to register the Initial Registrable Securities (as defined below) for resale and distribution under the Securities Act. The Parent will register all of the Parent Common Stock to be issued pursuant to the Merger, other than (i) the Additional Shares and (ii) those shares of Parent Common Stock issued to the stockholders listed in Schedule A to the Registration Rights Agreement (the “Initial Registrable Securities”).

(b) Within forty-five (45) calendar days after each Additional Shares Issuance Date, the Parent shall either (i) file with the SEC a registration statement on Form S-3 (the “Additional Registration Statements” and together with the Initial Registration Statement, the “Registration Statements”) (or such other form that it is eligible to use), including, without limiting the generality of the foregoing, any financial statements that are required to be filed prior to the effectiveness of each Additional Registration Statement or (ii) file with the SEC a post-effective amendment to the Initial Registration Statement, in each case in order to register the Additional Registrable Securities (as defined below) for resale and distribution under the Securities Act. The Parent will register all of the Additional Shares, other than those Additional Shares issued to the stockholders listed in Schedule A to the Registration Rights Agreement (the “Additional Registrable Securities” and together with the Initial Registrable Securities, the “Registrable Securities”).

(c) When declared effective by the SEC, each Registration Statement will comply with Rule 415 under the Securities Act. On the effective date of any Registration Statement, such Registration Statement will comply and on the date of the final prospectus used in connection therewith (each, a “Prospectus”) will comply, in all material respects with the applicable provisions of the Securities Act and the applicable rules and regulations of the SEC thereunder; on the effective date of any Registration Statement, such Registration Statement will not and on the date of the related Prospectus, such Prospectus will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and when filed with the SEC, the documents incorporated by reference in any Registration Statement and related Prospectus, taken as a whole, will comply in all material respects with the applicable provisions of the Exchange Act and the applicable rules and regulations of the SEC thereunder. There will be no material document of a character required to be described in any Registration Statement or the related Prospectus or to be filed as an exhibit to such Registration Statement that will not be described or filed as required.

(d) Parent will include in each Registration Statement (i) the information required under the Securities Act to be so included concerning the selling holders of the applicable Registrable Securities (“Selling Holders”), as provided by such Selling Holders to the Parent in writing, including any changes in such information that may be provided by the Selling Holders in writing to the Parent from time to time, and (ii) a section entitled “Plan of Distribution,” which, at a minimum, states that the Selling Holders may transfer the shares of Parent Common Stock in various circumstances.

(e) Notwithstanding anything to the contrary herein, the Registration Statement shall cover only the applicable Registrable Securities as required pursuant to Section 6.22(a) or 6.22(b) above, as the case may be. In no event at any time before the Initial Registration Statement becomes effective with respect to the Initial Registrable Securities shall the Parent publicly announce or file any other registration statement, other than (i) registration statements on Form S-8 or (ii) registration statements filed pursuant to the Registration Rights Agreement, in each case without the prior written consent of a majority in interest of the Selling Holders.

(f) Within five business days of the effectiveness date of each Registration Statement, the Parent shall use its commercially reasonable efforts to cause its counsel to issue an appropriate opinion or opinions to the transfer agent substantially to the effect that the Registrable Securities which are subject to such Registration Statement are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by a Selling Holder and confirmation by such Selling Holder that it has complied with the prospectus delivery requirements of the Securities Act, provided that the Parent has not advised the transfer agent orally or in writing that the opinion has been withdrawn.

Section 6.23 Registration Procedures. The Parent will, as expeditiously as possible:

(a) after the effective date of each Registration Statement, use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Selling Holder’s Registrable Securities, the earlier of (i) the second anniversary of the effective date of such Registration Statement, (ii) the date on which the Selling Holders may sell all Registrable Securities subject to such Registration Statement then held by the Selling Holders without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) such time as all Registrable Securities which are subject to such Registration Statement have been sold by the Selling Holders;

(b) promptly notify Selling Holders (by telecopier and by e-mail addresses provided by Selling Holders) on or before the first business day thereafter that the Parent receives notice that any Registration Statement has been declared effective;

(c) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by any Registration Statement in accordance with the Selling Holders’ intended method of disposition set forth in such Registration Statement for such period;

(d) make available to the Selling Holders, at the Parent’s expense, such number of copies of any Registration Statement, any related Prospectus and any related preliminary prospectus as such persons reasonably may request in order to facilitate the public sale or their disposition of the Registrable Securities or make them electronically available;

(e) use its commercially reasonable best efforts to register or qualify the Registrable Securities under the securities or “blue sky” laws of such jurisdictions as the Selling Holders shall request in writing, provided, however, that the Parent shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(f) list the Registrable Securities with any securities exchange on which the Parent Common Stock is then listed;

(g) notify the Selling Holders as soon as possible but, in any event, within one business day of the Parent’s becoming aware of the happening of any event as a result of which any Prospectus contained in an effective Registration Statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(h) notify the Selling Holders within one business day of the Parent’s becoming aware of any order of the SEC, state authority or other governmental authority suspending the effectiveness of any Registration Statement; and

Section 6.24. Expenses. All expenses incurred by the Parent in complying with Sections 6.22 and 6.23, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Parent, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to any sale of Registrable Securities are called “Selling Expenses.” The Parent will pay all Registration Expenses in connection with each Registration Statement. Selling Expenses in connection with each Registration Statement shall be borne by the Selling Holders and may be apportioned among the Selling Holders in proportion to the number of shares sold by each Selling Holder relative to the number of shares sold under such Registration Statement.

Section 6.25. Indemnification and Contribution.

(a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to Section 6.22, the Parent will, to the extent permitted by law, indemnify and hold harmless each Selling Holder, each officer of any Selling Holder, each director of any Selling Holder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls any Selling Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any Selling Holder, or such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or Prospectus contained therein, any Parent-Represented Free-Use Writing Prospectus or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and will subject to the provisions of Section 6.25(c), reimburse each such Selling Holder, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Parent shall not be liable to any Selling Holder to the extent that any such damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in any Registration Statement, any preliminary prospectus or Prospectus, any Parent-Represented Free-Use Writing Prospectus or any amendment or supplement thereof made in reliance upon and in conformity with written information furnished to the Parent by or on behalf of such Selling Holder demanding such indemnification expressly for use in any Registration Statement or the related Prospectus. For the purposes of this Agreement, the term “Parent-Represented Free-Use Writing Prospectus” means any “issuer free writing prospectus”, as defined in SEC Rule 433 under the Securities Act, relating to securities of Parent in the form filed or required to be filed with the SEC or, if not required to be filed, in the form retained in the Parent’s records pursuant to Rule 433(g) under the Securities Act.

(b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 6.22, each Selling Holder, severally and not jointly, will, to the extent permitted by law, indemnify and hold harmless the Parent, and each person, if any, who controls the Parent within the meaning of the Securities Act, each officer of the Parent who signs any Registration Statement, each director of the Parent, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Parent or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or Prospectus, any Parent-Represented Free-Use Writing Prospectus or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Parent and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that each Selling Holder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Selling Holder, as such, furnished in writing to the Parent by such Selling Holder specifically for use in such Registration Statement, any preliminary prospectus or Prospectus, any Parent-Represented Free-Use Writing Prospectus or any amendment or supplement thereof.

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 6.25 and shall only relieve it from any liability which it may have to such indemnified party under this Section 6.25 to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6.25 for any reasonable legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 6.22 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 6.25 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 6.25, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the each of indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Selling Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Selling Holder pursuant to such Registration Statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Selling Holders’ liability pursuant to this Section 6.25(d), when combined with the amounts paid or payable by such Selling Holder pursuant to Section 6.25(b), exceed the proceeds from the offering (net of any Selling Expenses) received by such Selling Holder.”

1.4	Section 7.1(b) of the Merger Agreement is hereby deleted in its entirety.

1.5	Section 7.3(k) of the Merger Agreement is hereby deleted in its entirety.

1.6	In Section 9.1 of the Merger Agreement, the date “December 31, 2006” shall be replaced in both occurrences with “July 19, 2007.”

1.7	Except as specifically modified by this Amendment, the Merger Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

ISRAEL TECHNOLOGY ACQUISITION CORP.

By:	/s/ Israel Frieder
Name: Israel Frieder
Title: Chairman

IXI MOBILE, INC.

By:	/s/ Gideon Barak
Name: Gideon Barak
Title: Chairman

ITAC ACQUISITION SUBSIDIARY CORP.

By:	/s/ Israel Frieder
Name: Israel Frieder
Title: Chairman